UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 20, 2008

                              NEXGEN BIOFUELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Israel                   0-17788                     N/A
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(State or other jurisdiction     (Commission File           (IRS Employer
      of incorporation)              Number)              Identification No.)

        2533 Windguard Circle, Suite 101
             Wesley Chapel, Florida                             33544
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     (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code 813-929-4820

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CHANGE IN DIRECTORS OR PRINCIPAL OFFICERS

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;

Mr. Bruce Wilkinson has resigned as a Director & Secretary of the company with immediate effect. Mr. Wilkinson is pursuing other opportunities outside the Company.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  NexGen Biofuels Ltd.

                                                  By: /s/ Ram Ajjarapu
                                                  --------------------
                                                  Ram Ajjarapu
                                                  Chief Executive Officer

Dated: November 20, 2008